Q1 2019 Financial Results April 25, 2019

Safe Harbor Language and Reconciliation of 2 Non-GAAP Measures Forward Looking Statements Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not, limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as 2019 guidance, and statements about our investments, cost savings initiatives, and other goals. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes; (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences on and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or IT systems and the impact of such incidents on our reputation and ability to compete; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (viii) our ability or inability to manage growth, expand internationally, complete acquisitions on satisfactory terms and to close pending acquisitions and to integrate acquired companies efficiently; (ix) changes in the amount of our growth and recurring capital expenditures and our ability to invest according to plan; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments or to obtain additional financing to meet our working capital needs; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) changes in the cost of our debt; (xiii) the impact of alternative, more attractive investments on dividends; (xiv) the cost or potential liabilities associated with real estate necessary for our business; (xv) the performance of business partners upon whom we depend for technical assistance or management expertise outside the United States; (xvi) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvii) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included later in this document (see Table of Contents). Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. Note: Definition of Non-GAAP and other measures and reconciliations of Non-GAAP to GAAP measures can be found in the Supplemental Financial Information

Q1 Performance 3 Continued progress against our strategic plan • Solid global volume performance from our traditional records business • Progress in increasing our exposure to new storage areas • Continued expansion of our data center business Revenue performance ahead of expectations • Total organic revenue growth of 1.9% - strength in Storage modestly offset by lower Service; revenue mgmt. in line • Healthy organic Storage rental revenue growth of 2.0% on stronger RIM performance globally • Organic Service revenue growth of 1.8%, on lower destruction service revenue and moderating paper prices Adjusted EBITDA missed internal expectations by ~$10mm • Results impacted by Shred performance, reflecting higher labor costs in March • Cost initiatives support strong recovery expected in back half Global Records volumes grew 30bps organically on TTM basis • Developed Markets’ volume slightly improved in Q1 driven by lower destruction activity and higher incoming volume • Other International volume grew 3.3% organically • New volume reporting provides visibility into non-box storage, which is expected to be a significant driver of growth

4

Mix Shift Accelerates Adjusted EBITDA Growth

2019 Est. Revenue Mix

74%
Developed Portfolio
North America and Western Europe ~2% Organic Revenue Growth

26%
Growth Portfolio
Emerging Markets, Data Center and Adj. Businesses ~5% Organic Revenue Growth

~3% Organic Exit Rate Revenue Growth

+ Margin Expansion

~4.5%+ Average Est. Organic Adj. EBITDA Growth

2020 Revenue Mix Target

70%
Developed Portfolio
North America and Western Europe ~3% Organic Revenue Growth

30%
Growth Portfolio
Emerging Markets, Data Center and Adj. Businesses ~5-7% Organic Revenue Growth

~3-5% Organic Exit Rate Revenue Growth

+ Margin Expansion

~5%+ Average Est. Organic Adj. EBITDA Growth

Note: Developed Portfolio also includes Australia and New Zealand; revenue mix as of Q4'19 and Q4'20 exit

IRON MOUNTAIN®

5 Robust Global Portfolio of Physical Storage Note: Business acquisitions volume acquired during the quarter included in Total Volume

6 Data Center Momentum Continues into Q1 • 4MW of new and expansion leases signed in the quarter Rendering of Frankfurt Greenfield Development • 1.4% churn in the quarter after adjusting for Q1 Phoenix move-outs (5.1% including) • 21MW Frankfurt data land purchase closed; seeking JV partner • IRM’s Green Power Pass is the first offering based on new carbon counting guidelines • Initial phase of 60MW hyperscale ready Phoenix campus expansion expected to complete in Q3 2019 • 15-20MW of new and expansion leasing expected in 2019

Q1 Financial Results 7 Growth $ and shares in mm Q1-19 Q1-18 Y/Y % Constant Currency Y/Y% Organic Growth Revenue $1,054 $1,042 1.1% 4.5% 1.9% Storage $663 $651 1.8% 5.1% 2.0% Service $391 $391 -0.1% 3.5% 1.8% Adjusted Gross Profit(1) $593 $594 -0.1% Adjusted Gross Profit Margin 56.3% 57.0% -70bps Adjusted SG&A Expenses(2) $269 $251 7.0% 10.1% Income from Continuing Operations $30 $46 -33.2% Adjusted EBITDA(3) $325 $343 -5.4% -2.6% Adjusted EBITDA Margin(3) 30.8% 32.9% -210 bps Net Income $30 $45 -32.6% AFFO $193 $222 -12.7% Dividend/Share $0.6116 $0.5888 3.9% Fully Diluted Shares Outstanding 287 286 0.5% (1) Excludes Significant Acquisition Costs of $0.9m and $0.3m in Q1 2019 and Q1 2018, respectively. (2) Excludes Significant Acquisition Costs of $1.8m and $18.7m in Q1 2019 and Q1 2018, respectively. (3) Reconciliation for Adjusted EBITDA and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on Pages 14 and 17, respectively

8 Stable Storage Trends Globally Q1 Other Developed Total Markets(1) International(2) Organic Revenue Growth Storage 1.1% 4.6% 2.0% Service 1.8% (0.6%) 1.8% Total 1.4% 2.7% 1.9% (1) Represents North America Records and Information Management, North America Data Management and Western Europe reporting segments. (2) Other International represents Emerging Markets, Australia and New Zealand Segment operating performance can be found on Page 11 of the Supplemental Financial Information.

9 Adjusted EBITDA Margin Reflects Higher Costs Adjusted EBITDA Q1 2019 Q1 2018 Change in bps Margin North America RIM 42.4% 42.8% -40 North America DM 52.3% 53.9% -160 Western Europe 30.5% 32.8% -230 Other International 28.9% 28.8% 10 Global Data Center 42.3% 44.6% -230 Corporate and Other(1) (6.9%) (6.0%) -90 Total (2) 30.8% 32.9% -210 (1) Reflected as a percentage of total revenue (2) Reconciliation for Total Adjusted EBITDA to its respective GAAP measure can be found in the Supplemental Financial Information on Page 14

10 Balance Sheet Remains Well Positioned Balance Sheet Highlights as of 3/31/19 Net Lease Adjusted Leverage 5.8x 5.5x • 69% Fixed Rate Debt • 4.9% weighted average interest rate • 5.8 years weight average maturity • No significant maturities until 2023 J.P. Morgan Iron Mountain REIT Composite Source: J.P. Morgan REIT Weekly U.S. Real Estate report April 17, 2018 and company reports, using simple averages of leverage across composite

11 Key Takeaways Q1 revenue growth slightly above internal expectations, driven by revenue management and increased volumes Global volumes grew 30bps reflecting lower destructions and higher incoming volume 4MW of new and expansion leasing in Q1 for Data Center business; on track for full year target Adjusted EBITDA impacted by higher labor costs in March; corrective actions underway Expect stronger Adj. EBITDA growth in the back half of the year; confident in our ability to achieve FY guidance

Appendix

13 Storage and Service Mix by Geography As of 3/31/19 5.2% Service 37% of Revenue 31.9% 52.8% Storage 10.2% 63% of Revenue Developed Markets Other International

14 Revenue Mix by Product Line As of 3/31/19 4.2% 1.9% 4.0% 0.2% Q1’19 Q1’19 16.6% Service Revenue Storage Revenue 37% of total revenues 63% of total revenues 27% gross profit margin 73% gross profit margin 46.1% 10.3% 18% of 82% of adjusted gross 1.8% adjusted gross profit profit 8.7% 5.7% 0.5% Adjacent Business Digital Solutions Secure Shredding Data Center Records Management Data Management

15 Global RM Organic Volume up 30 Bps Developed Markets Other International 2.2% 9.0% 9.0% 7.3% 1.8% 7.0% 0.5% 0.3% -0.4% -0.9% -1.0% -0.5% 6.0% 5.2% 5.4% 0.3% -1.2% 5.8% 0.3% 0.1% 3.0% 4.3% 3.8% 4.0% 0.1% 0.1% 1.8% 2.1% 0.1% 0.1% 1.8% 2.0% 2.0% 2.2% 1.7% 1.6% 1.7% 1.5% 3.3% 3.0% 2.6% 2.4% 2.4% 2.5% 2.5% 2.7% 4.4% 4.1% 4.0% 3.8% 3.8% 3.7% 3.9% 3.8% 7.6% 7.8% 7.6% 7.3% 7.4% 7.2% 7.0% 7.0% -0.2% -4.5% -4.3% -4.3% -4.3% -1.4% -4.6% -4.9% -5.0% -5.0% -2.7% -2.8% -2.9% -3.1% -3.2% -3.2% -3.2% -2.8% -3.0% -3.5% -3.2% -2.9% -3.0% -3.1% -3.2% -1.6% -1.7% -1.7% -1.6% -1.7% -3.6% -1.6% -1.6% -1.6% (1) Q2-17A Q3-17A Q4-17A Q1-18A Q2-18A Q3-18A Q4-18A Q1-19A Q2-17A Q3-17A Q4-17A Q1-18A Q2-18A Q3-18A Q4-18A Q1-19A (2) (3) (1) Q2-17 cube growth has been adjusted to reflect required regulatory divestments in IRM’s legacy Australian business. (2) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate. Acquisitions/ dispositions reflects business acquisition volume net of dispositions required by Recall transaction and sale of Russia / Ukraine business. (3) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins. Note: volume calculated on a trailing twelve-month basis

16

2019 Guidance Maintained

$ in MM	2019 Guidance	2019 Guidance (midpoint)	Y/Y Change (vs. midpoint)	Constant Currency Y/Y Change (1)
Revenue	$4,200 - $4,400	$4,300	1.8%	3.3%
Adj. EBITDA	$1,420 - $1,530	$1,475	2.7%	4.1%
EPS	$1.08 - $1.18	$1.13	2.7%	3.7%
AFFO	$870 - $930	$900	3.0%	4.5%

- Expected organic storage rental revenue growth of 1.75% - 2.5% and total organic revenue growth of 2% - 2.5%
- Lease accounting is expected to reduce 2019 Adjusted EBITDA by $10 mm to $15 mm
- Interest expense is expected to be $425 mm to $435 mm and normalized cash taxes to be $55 mm to $65 mm
- Expect structural tax rate of 18% to 20%
- Assumes full-year weighted average shares outstanding of ~288 mm
- Real Estate and Non-Real Estate recurring CapEx and Non-Real Estate Growth Investments expected to be $145 to $155 mm
- Real Estate Growth Investment and Innovation of ~$175 mm
- Business acquisitions (~$150 mm) plus acquisitions of customer relationships and inducements ($90 mm to $95 mm)
- Data Center development capex expected to be ~$250 mm

(1) Based on FX rates as of January 4, 2019

Note: Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain's transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

Estimated Cash Available for Dividends and 17 Discretionary Investments in 2019 in $MM $ in MM 2019E $335 Adjusted EBITDA $1,420 $1,530 Incremental Data Center Non-cash stock compensation / $250 Development 54 54 Capital Needed other (including non-cash permanent withdrawal fees) for $380 Capex Adjusted EBITDA and non-cash expenses $1,474 $1,584 Discretionary $185 Investments Less: $490 Real Estate Growth Cash interest and normalized cash taxes 480 500 $175 Investments and 2 Total recurring CapEx and non-real estate investment 145 155 Innovation Capital $155 Customer inducements, relationships and other (1) 90 95 Recycling and $150+ $50 Frankfurt DC Land Cash available for dividends and investments $ 759 $ 834 Investment Purchase Partnerships Common dividend declared 703 703 $150$150 Base Acquisitions Cash available for core and discretionary investments $ 56 $ 131 $100~$95 Sources(3) Discretionary Investments(3) (1) Customer inducements and customer relationships are not deducted from AFFO as they represent discretionary growth investment (2) Includes core growth racking and excludes Northern Virginia Data Center development under capital lease (3) Excludes possible future data center acquisitions. Note: Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.